EXHIBIT 32.1

                            SECTION 906 CERTIFICATION

     I, J. Ed Eisemann, IV, Chief Executive and Chief Financial Officer of The Republic Corporation (the Small Business Issuer), do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, with respect to this Quarterly Report on Form 10-QSB for the period ended June 30, 2003 of the Small Business Issuer (the "Report"), that to the best of my knowledge:

(1) The Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Small Business Issuer.

This certification is made solely for purposes of 18 U.S.C. Section 1350 and not for any other purpose.

/s/ J. Ed Eisemann, IV                                         August 8, 2003
----------------------        Chief Executive and            ------------------
J. Ed Eisemann, IV            Chief Financial Officer               Date



A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE REPUBLIC CORPORATION AND WILL BE RETAINED BY THE REPUBLIC CORPORATION AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.